                                                                   EXHIBIT 99.2

                     FORM OF NOTICE OF GUARANTEED DELIVERY

                       NOTICE OF GUARANTEED DELIVERY FOR
              SHARED TECHNOLOGIES FAIRCHILD COMMUNICATIONS CORP.

  This form or one substantially equivalent hereto must be used to accept the Exchange Offer of Shared Technologies Fairchild Communications Corp. (the
"Issuer") made pursuant to the Prospectus, dated     , 1996 (the
"Prospectus"), and the enclosed Letter of Transmittal (the "Letter of Transmittal") if certificates for Old Notes of the Issuer are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Issuer prior to 5:00 P.M., New York City time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by facsimile transmission, mail or hand delivery to United States Trust Company Of New York (the "Exchange Agent") as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender Old Notes pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal (or facsimile thereof) must also be received by the Exchange Agent prior to 5:00 P.M., New York City time, on the Expiration Date. Capitalized terms not defined herein are defined in the Prospectus.

            UNITED STATES TRUST COMPANY OF NEW YORK, EXCHANGE AGENT

        By Mail:            Facsimile Transmission            By Hand:
                                    Number:
   United States Trust                                   United States Trust
   Company of New York          (212) 420-6152           Company of New York
       P.O. Box 844              (For Eligible           111 Broadway, Lower
     Cooper Station           Institutions Only)               Level
   New York, New York         Institutions Only)      New York, New York 10006
     10276-0844                                        Attn: Corporate Trust
     Attn: Corporate         Confirm by Telephone:            Services
     Trust Services
(Registered or Certified       (800) 548-6565          By Overnight Courier:
    Mail Recommended)                                    United States Trust
                                                         Company of New York
                                                      770 Broadway--13th Floor
                                                      New York, New York 10003
                                                        Attn: Corporate Trust
                                                              Services

  DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:

  Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Issuer the principal amount of Old Notes set forth below, pursuant to the guaranteed delivery procedure described in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus.

Principal Amount of Old Notes             If Old Notes will be delivered by
Tendered:                                 book-entry transfer to The
$ ___________________________________     Depository Trust Company, provide
                                          account number.

Certificate Nos. (if available): ____     Account Number: _____________________

Total Principal Amount Represented
by Old Notes Certificate(s): ________

  ALL AUTHORITY HEREIN CONFERRED OR AGREED TO BE CONFERRED SHALL SURVIVE THE DEATH OR INCAPACITY OF THE UNDERSIGNED AND EVERY OBLIGATION OF THE UNDERSIGNED HEREUNDER SHALL BE BINDING UPON THE HEIRS, PERSONAL REPRESENTATIVES, SUCCESSORS AND ASSIGNS OF THE UNDERSIGNED.

          PLEASE SIGN HERE:

X ___________________________________     ____________

X ___________________________________     ____________
     Signature(s) of Owner(s) or              Date
        Authorized Signatory

Area Code and Telephone Number: ______________________

  Must be signed by the holder(s) of Old Notes as the name(s) of such holder(s) appear(s) on the Old Notes certificate(s) or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

                     PLEASE PRINT NAME(S) AND ADDRESS(ES)

Name(s):
      _____________________________________________________________________
      _____________________________________________________________________
      _____________________________________________________________________
Capacity:
      _____________________________________________________________________
Address(es):
      _____________________________________________________________________
      _____________________________________________________________________
      _____________________________________________________________________

                                   GUARANTEE

  The undersigned, a member of a registered national securities exchange, or a member of the National Association of Securities Dealers, Inc., or a commercial bank or Trust Company having an office or correspondent in the United States, hereby guarantees that the certificates representing the principal amount of Old Notes tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Old Notes into the Exchange Agent's account at The Depository Trust Company pursuant to the procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus, together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof) with any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, no later than five New York Stock Exchange trading days after the date of execution hereof.

Name of Firm __________________________________________________________________

Authorized Signature

Print Name: ___________________________________________________________________

Title: ________________________________________________________________________

Address _______________________________________________________________________

Name: _________________________________________________________________________
                             (Please Type or Print)

Area Code and Tel. No.: _____________     Dated: ______________________________

NOTE: DO NOT SEND CERTIFICATES FOR OLD NOTES WITH THIS FORM. CERTIFICATES FOR
      OLD NOTES SHOULD ONLY BE SENT WITH YOUR LETTER OF TRANSMITTAL.

                                       3